Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

(As adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002)

For the Annual Report of FullNet Communications, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2020 (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify that:

(i)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Dated: March 31, 2021

        /s/ Roger P. Baresel

Chief Executive Officer

        /s/  Roger P. Baresel

Chief Accounting Officer